                                                                     Exhibit (P)

               MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

        Michael F. Klein, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                /s/ Michael F. Klein
                                                --------------------
                                                    Michael F. Klein

Date: July 23, 1999

                                                                     Exhibit (P)

               MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

        Andrew McNally IV, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Stefanie V. Chang and Mary
E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                /s/ Andrew McNally IV
                                                ---------------------
                                                    Andrew McNally IV

Date: July 23, 1999

                                                                     Exhibit (P)

               MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

        Belinda A. Brady, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Stefanie V. Chang and Mary
E. Mullin her true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                /s/ Belinda Anne Brady
                                                ----------------------
                                                    Belinda Anne Brady

Date: July 27, 1999

                                                                     Exhibit (P)

               MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

        Gerard E. Jones, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Stefanie V. Chang and Mary
E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                /s/ Gerard E. Jones
                                                -------------------
                                                    Gerard E. Jones

Date: July 23, 1999

                                                                     Exhibit (P)

               MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

        John D. Barrett II, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Stefanie V. Chang and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                /s/ John D. Barrett II
                                                ----------------------
                                                    John D. Barrett II

Date: July 23, 1999

                                                                     Exhibit (P)

               MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

        Samuel T. Reeves, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Stefanie V. Chang and
Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                /s/ Samuel T. Reeves
                                                --------------------
                                                    Samuel T. Reeves

Date: July 22, 1999

                                                                     Exhibit (P)

               MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

        Barton M. Biggs, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Stefanie V. Chang and Mary
E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                /s/ Barton M. Biggs
                                                -------------------
                                                    Barton M. Biggs

Date: July 21, 1999

                                                                     Exhibit (P)

               MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

        Fergus Reid, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Stefanie V. Chang and Mary
E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                /s/ Fergus Reid
                                                --------------------
                                                    Fergus Reid

Date: July 22, 1999

                                                                     Exhibit (P)

               MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

        Frederick O. Robertshaw, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Stefanie V. Chang and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                /s/ Frederick O. Robertshaw
                                                ---------------------------
                                                    Frederick O. Robertshaw

Date: July 21, 1999